UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): August 7, 2012

CATERPILLAR FINANCIAL SERVICES CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-11241 (COMMISSION FILE NUMBER)	37-1105865 (IRS EMPLOYER IDENTIFICATION NUMBER)

2120 West End Avenue, Nashville, Tennessee 37203-0001 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

Registrant's telephone number, including area code: (615) 341-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Caterpillar Financial Services Corporation (the “Company”, “we”, “our”) is filing this Current Report on Form 8-K in order to reflect certain retrospective revisions to the consolidated financial statements of the Company that were previously filed with the Securities and Exchange Commission (“SEC”) by the Company on February 21, 2012 in our Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”), to reflect changes in our reportable segments. As previously reported in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, effective January 1, 2012, the Company revised its reportable segments to align with changes in our executive management responsibilities. Previously we had four reportable segments: (1) North America, (2) Europe and Caterpillar Power Finance, (3) Asia-Pacific and Mining and (4) Latin America. Under the revised segment presentation, we now have five reportable segments: (1) North America, (2) Europe and Caterpillar Power Finance; (3) Asia/Pacific, (4) Latin America and (5) Mining. Accordingly, our First and Second Quarter 2012 Quarterly Reports on Form 10-Q contain the revised segment disclosure.
The Company is providing in this Form 8-K, revised segment information in the footnotes to the consolidated financial statements for each of the prior periods reported in the 2011 Form 10-K. This Current Report does not reflect events occurring subsequent to the filing of the 2011 Form 10-K, and does not modify or update the disclosures therein in any way, other than as required to reflect the change in segments as described above and set forth in Exhibit 99.1 attached hereto. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2011 Form 10-K and our subsequent filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this Report:

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	General and Financial Information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

Date: August 7, 2012	By:	/s/ J. Wesley Blumenshine

Name: J. Wesley Blumenshine Title: Secretary

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	General and Financial Information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document